Exhibit 10.25

AMENDED AND RESTATED LICENSE AGREEMENT

BY AND BETWEEN COLEY AND QIAGEN

This Agreement is made and entered into effective as of February 1, 2003 (the “Effective Date”) by and between Coley Pharmaceutical Group, Inc., a Delaware corporation (hereinafter “COLEY”) having an address of 93 Worcester Road, Suite 101, Wellesley, Massachusetts 02481, USA and QIAGEN GmbH, a German corporation (hereinafter “QIAGEN”), having an address of QIAGEN-Strasse 1, 40724 Hilden, Germany.

WHEREAS, COLEY is the owner or exclusive licensee of certain inventions which it wishes to license to QIAGEN;

WHEREAS, QIAGEN wishes to obtain such a license in accordance with the terms of this Agreement;

WHEREAS COLEY and QIAGEN have entered into a Sublicense Agreement dated January 5, 1998, and have agreed on June 30, 2000 to an Amendment to the Sublicense Agreement; and

WHEREAS COLEY and QIAGEN now wish to amend and restate the Sublicense Agreement in its entirety with this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the Parties agree as follows:

ARTICLE 1 DEFINITIONS

1.1 ADDITIONAL PRODUCT shall have the meaning set forth in Paragraph 2.1

1.2 AFFILIATE shall mean any company, corporation, or business in which the entity in question owns or controls at least fifty percent (50%) of the voting stock.

1.3 AGREEMENT YEAR shall mean the annual period commencing upon an anniversary of the Effective Date.

1.4 EXCLUDED OLIGONUCLEOTIDE shall mean an OLIGONUCLEOTIDE, the manufacture, use or sale of which is covered by a PATENT RIGHT, and whose use under this Agreement is to be excluded in accordance with the provisions of Paragraphs 2.1 and 2.4.

1.5 FIELD shall mean any use of Licensed Products or Licensed Processes in animal and/or veterinary uses including both those requiring approval by a Regulatory Authority and those which do not require approval by a Regulatory Authority, including but not limited to use in or as animal feed.

1.6 IMPROVEMENTS shall mean any invention, improvement, know-how, trade secret or discovery.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.7 LICENSED PRODUCTS shall mean any product in the FIELD, the sale, use or manufacture of which would infringe a pending or issued claim of the PATENT RIGHTS but for the license granted hereunder.

1.8 LICENSED PROCESSES shall mean the processes claimed in PATENT RIGHTS or some portion thereof.

1.9 NET SALES shall mean the amount billed or invoiced on sales of LICENSED PRODUCTS less: (a) Customary trade, quantity or cash discounts and non-affiliated brokers’ or agents’ commissions actually allowed and taken; (b) Amounts repaid or credited by reason of rejection or return; (c) To the extent separately stated on purchase orders, invoices or other documents of sale, taxes levied on and/or other governmental charges made as to production, sale, transportation, delivery or use and paid by or on behalf of QIAGEN; and/or (d) Shipping and insurance charges.

In the event that a LICENSED PRODUCT under this Agreement is sold in combination with another active ingredient or component having independent therapeutic effect or diagnostic utility, then “NET SALES,” for purposes of determining royalty payments on the combination, shall be calculated using one of the following methods:

(e)	By multiplying the NET SALES of the combination by the fraction A/A+B, where A is the gross selling price, during the royalty paying period in question, of the LICENSED PRODUCT sold separately, and B is the gross selling price, during the royalty period in question, of the other active ingredients or components sold separately; or

(f)	In the event that no such separate sales are made of the LICENSED PRODUCT or any of the active ingredients or components in such combination package during the royalty paying period in question, NET SALES, for the purposes of determining royalty payments, shall be calculated using the above formula where A is the reasonably estimated commercial value of the LICENSED PRODUCT sold separately and B is the reasonably estimated commercial value of the other active ingredients or components sold separately. Any such estimates shall be determined using criteria to be mutually agreed upon by the Parties. Such estimates shall be reported to COLEY with the reports to be provided to COLEY pursuant to Paragraph 4.1 hereof.

1.10 OLIGONUCLEOTIDE shall mean any CPG motif and any CPG oligonucleotide containing immunomodulatory unmethylated cytosine guanine dinucleotides.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.11 PATENT RIGHTS shall mean the issued U.S. patents and pending U.S. applications listed on Appendix A, the inventions described and claimed therein, and any continuations, divisionals, continuations-in-part, reexaminations, reissues or extensions thereof to the extent the claims are directed to subject matter specifically described in such issued patents or pending applications; and any and all foreign patents and patent applications corresponding thereto; which will be automatically incorporated in and added to this Agreement and shall periodically be added to Appendix A attached to this Agreement and made part thereof.

1.12 PECURA shall mean the PECURA division of QIAGEN, as further described in Paragraph 10.2.

1.13 PRODUCT shall mean an ADDITIONAL PRODUCT or a LICENSED PRODUCT.

1.14 REGULATORY AUTHORITY shall mean the U.S. or foreign government agency or health authority that regulates and is responsible for the manufacture, marketing, sale, and/or pricing of animal and/or veterinary products.

ARTICLE 2

GRANT

2.1 COLEY hereby grants to QIAGEN and QIAGEN hereby accepts, subject to the terms and conditions hereof, a worldwide exclusive license under the PATENT RIGHTS to make and have made, to use and have used, to import and have imported, to offer for sale and have offered for sale, and to sell and have sold the LICENSED PRODUCTS, and to practice the LICENSED PROCESSES in the FIELD. Such license shall include the right to grant further sublicenses, provided, however, that QIAGEN shall provide COLEY with a copy of any sublicense agreement promptly upon its execution and that any such sublicense agreement must contain terms that do not diminish any of the legal or financial rights of COLEY hereunder, including but not limited to the indemnification and insurance provided under this Agreement. Notwithstanding the foregoing, QIAGEN shall have no right to incorporate any OLIGONUCLEOTIDE which is an EXCLUDED OLIGONUCLEOTIDE in any LICENSED PRODUCT without the prior agreement of COLEY, which agreement shall be obtained as provided in Paragraph 2.4. COLEY further grants to QIAGEN, and QIAGEN hereby accepts subject to the terms and conditions hereof, a worldwide non-exclusive license to make and have made, to use and have used, to import and have imported, to offer for sale and have offered for sale, and to sell and have sold OLIGONUCLEOTIDES solely for any and all preclinical and research purposes (“ADDITIONAL PRODUCTS”).

2.2 The term of this Agreement and the exclusive license set forth in Paragraph 2.1 shall be from the Effective Date of this Agreement until the expiration of the last to expire of the PATENT RIGHTS or for a period of fifteen years, whichever is longer.

2.3 (a)	During the term of this Agreement, QIAGEN hereby grants to COLEY an exclusive, royalty-free worldwide license, with the right to sublicense, to all IMPROVEMENTS conceived or made during such teen by employees or consultants of the PECURA division of QIAGEN (or any subsequent PECURA stand-alone entity), and any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

patent rights claiming such IMPROVEMENTS including any continuations, divisionals, reexaminations, reissues or extensions of any such patent rights, and any and all foreign patents and patent applications corresponding thereto, to the extent they relate to in-vivo human healthcare applications or in-vivo human healthcare uses of OLIGONUCLEOTIDES; provided, however, that this provision shall cease to be effective as to further IMPROVEMENTS upon any assignment of this Agreement by QIAGEN to an entity other than PECURA or by PECURA to any other party. QIAGEN shall promptly disclose all such IMPROVEMENTS to COLEY in witing.

(b)	During the term of this Agreement, COLEY hereby grants to QIAGEN an exclusive, worldwide license, with the right to sublicense, to all IMPROVEMENTS conceived or made during such term by COLEY employees or consultants or any other third party working for, on behalf of or under the supervision of, COLEY, and any patent rights claiming such IMPROVEMENTS including any continuations, divisionals, reexaminations, reissues or extensions of any such patent rights, and any and all foreign patents and patent applications corresponding thereto, to the extent they relate to animal and/or veterinary applications and uses for OLIGONUCLEOTIDES, which license shall be on the terms and conditions set forth herein; provided, however, that this provision shall cease to be effective as to further IMPROVEMENTS upon any assignment of this Agreement by QIAGEN to an entity other than PECURA. COLEY shall promptly disclose all such IMPROVEMENTS to QIAGEN in writing.

2.4 Set forth as Appendix B to this Agreement is a list of EXCLUDED OLIGONUCLEOTIDES, which QIAGEN shall not be permitted to develop or commercialize for use in the FIELD under the licenses granted herein due to COLEY’s interest in developing such OLIGONUCLEOTIDES for human use. Set forth as Appendix C to this Agreement is a list of PERMITTED OLIGONUCLEOTIDES, which QIAGEN shall be permitted to develop or commercialize for any purpose consistent with the licenses granted herein. At least once every twelve months after the Effective Date, the Parties shall exchange lists of OLIGONUCLEOTIDES not previously included in Appendix B or Appendix C pursuant to this Paragraph 2.4 and which are of interest to either Party and the Parties shall use good faith efforts to promptly agree on whether to include such OLIGONUCLEOTIDES in the list of EXCLUDED OLIGONUCLEOTIDES or the list of PERMITTED OLIGONUCLEOTIDES. In the event of any failure of the Parties to reach agreement on which list an OLIGONUCLEOTIDE should be placed in the course of such discussions, despite good faith efforts, COLEY shall be permitted to designate such OLIGONUCLEOTIDE as an EXCLUDED OLIGONUCLEOTIDE for any commercially reasonable concern. Any OLIGONUCLEOTIDE which has not been reviewed by the Parties in accordance with the foregoing procedure shall be deemed an EXCLUDED OLIGONUCLEOTIDE until it is reviewed by the Parties and shall thereafter be considered a PERMITTED OLIGONUCLEOTIDE unless designated as an EXCLUDED OLIGONUCLEOTIDE in conjunction with such review. Unless otherwise agreed by QIAGEN, COLEY shall only

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

be permitted to request designation of an OLIGONUCLEOTIDE as an EXCLUDED OLIGONUCLEOTIDE at a point in time following any such review and generation of the corresponding list of EXCLUDED OLIGONUCLEOTIDES (an “Exclusivity Request”) if an existing or potential COLEY collaborator has requested exclusivity in writing for a particular OLIGONUCLEOTIDE either in the course of bona fide negotiations between COLEY and such potential collaborator or as permitted by a written agreement between COLEY and such existing collaborator. In the event of an Exclusivity Request, if QIAGEN can also demonstrate that an OLIGONUCLEOTIDE which COLEY desires to exclude pursuant to such Exclusivity Request is under active development by QIAGEN, a QIAGEN AFFILIATE or QIAGEN sublicensee for use in the FIELD, in no event shall QIAGEN be required to agree to such exclusion without appropriate compensation to QIAGEN, and if the Parties cannot reach an agreement on such matter within sixty (60) days of written request for resolution by either Party, the matter shall be submitted to arbitration as provided in Paragraph 12.2. For the avoidance of doubt, subject only to the rights granted to QIAGEN herein, COLEY retains the right to make and have made, use or have used any OLIGONUCLEOTIDE for preclinical, clinical, research and other non-commercial purposes. The Parties agree to cooperate in good faith and in a timely manner in performing any actions contemplated by this Paragraph 2.4. All information exchanged during the course of discussions conducted pursuant to this Paragraph 2.4 shall be deemed Confidential Information of the disclosing Party and shall not be disclosed or used by the other Party for any purpose other than as expressly provided herein.

2.5 Upon expiration of the period of exclusivity of this license, QIAGEN shall receive a fully paid up perpetual license to make and have made, to use and have used, to import and have imported, to offer for sale and have offered for sale, and to sell and have sold the LICENSED PRODUCTS, and to practice the LICENSED PROCESSES in the FIELD.

2.6 COLEY hereby grants to QIAGEN the right to extend the license granted in Paragraph 2.1 to an AFFILIATE subject to the terms and conditions hereof.

2.7 QIAGEN shall use reasonable efforts to effect introduction of the LICENSED PRODUCTS into the commercial market as soon as practicable, consistent with sound and reasonable business practices and judgment; and thereafter, until the expiration of this Agreement, QIAGEN shall endeavor to keep LICENSED PRODUCTS reasonably available to the public.

2.8 COLEY shall have the right to render this license non-exclusive at any time after three (3) years from the Effective Date if QIAGEN cannot reasonably demonstrate that it is engaged in a research, development, manufacturing, marketing, or licensing program, as appropriate, directed toward the commercialization of LICENSED PRODUCTS. Any dispute regarding this Paragraph 2.8 shall be resolved by arbitration pursuant to Paragraph 12.2 hereof.

2.9 All sublicenses granted by QIAGEN hereunder shall include a requirement that the sublicensee use reasonable efforts to effect introduction of the LICENSED PRODUCTS into the commercial market as soon as practicable, consistent with sound and reasonable business practices and judgment and shall bind the sublicensee to meet

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

QIAGEN’s obligations to COLEY under this Agreement and a copy of relevant provisions of this Agreement shall be attached to such sublicense agreements. Copies of all sublicense agreements shall be provided to COLEY.

2.10 All rights reserved to the United States Government and others under Public Law 96-517 and 98-620 shall remain and shall in no way be affected by this Agreement.

ARTICLE 3

ROYALTIES & OTHER PAYMENTS

3.1 (a)	QIAGEN shall pay COLEY within forty-five (45) days after the end of each calendar quarter, during the term of the license of Paragraph 2.1, royalties on NET SALES on a country-by-country basis of all PRODUCTS sold by QIAGEN and its AFFILIATES as follows:

[**]% on NET SALES of ADDITIONAL PRODUCTS; and [***]% on NET SALES of LICENSED PRODUCTS.

(b)	On sales between QIAGEN and its AFFILIATES for resale, the royalty shall be paid on the resale.

(c)	Notwithstanding the above, in the event that commercialization of any PRODUCT hereunder becomes infeasible or uneconomic because of the overall level of royalties payable thereon to all Parties including COLEY, the Parties hereto shall in good faith discuss a reduction of the above royalty in order to mitigate such circumstances.

3.2 QIAGEN shall pay to COLEY the following sums within thirty (30) days of the achievement of the indicated milestones:

$[*******] payable upon the first commercial sale of each of the first four LICENSED PRODUCTS for veterinary use following Regulatory Approval in the United States.

For the avoidance of doubt, sale of any LICENSED PRODUCT for a new indication or therapeutic use shall be considered a new commercial sale for purposes of this Article 3.2 milestone provision.

3.3 In the case of further sublicenses, QIAGEN shall pay to COLEY [*******] percent ([**]) of all sublicense issue fees, sublicense maintenance fees and other fees, and [*******] percent ([**]%) of royalties on NET SALES received from any sublicensee, in each case as consideration for a sublicense of rights granted to QIAGEN hereunder, but excluding equity investments in QIAGEN and any funds received by QIAGEN for the conduct of research. On sales between QIAGEN and any sublicensee for resale, the royalty shall be paid on the resale.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARTICLE 4

REPORTING & CONFIDENTIALITY

4.1 QIAGEN shall provide brief written annual reports within sixty (60) days after each anniversary of the Effective Date which shall include but not be limited to: summaries of progress on research and development, regulatory approvals, manufacturing, sublicensing, marketing and sales during the preceding twelve (12) months as well as plans for the coming year.

4.2 (a)	Commencing upon the first sale of PRODUCTS, QIAGEN agrees to submit to COLEY within forty-five (45) days after the calendar quarters ending March 31, June 30, September 30, and December 31, reports setting forth for the preceding three (3) month period at least the following information:

i) the number of PRODUCTS sold by QIAGEN, its AFFILIATES and sublicensees;

ii) total billings for each PRODUCT;

iii) an accounting for all LICENSED PROCESSES used or sold;

iv) deductions applicable to determine the NET SALES thereof;

v) the amount of royalty due thereon;

and with each such royalty report to pay the amount of royalty due. Such report shall be certified as correct by an officer of QIAGEN and shall include a detailed listing of all deductions from royalties as specified herein. If no royalties are due to COLEY for any reporting period, the written report shall so state.

(b)	All payments due hereunder shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of each royalty period. Such payments shall be without deduction of exchange, collection or other charges.

(c)	All such reports shall be maintained in confidence by COLEY, except as required by law.

(d)	Late payments shall be subject to an interest charge of [**************] percent ([****]%) per month.

(e)	Any withholding tax levied by any country on payments to COLEY hereunder shall be borne by COLEY. In the event of any such withholding, QIAGEN shall deliver to COLEY a statement indicating the amount of tax withheld and the justification therefor. QIAGEN shall use its best efforts to do all things necessary to enable COLEY to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

claim exemption from any such tax under any double taxation or similar agreement in force and shall provide to COLEY proper evidence of payments of withholding tax and shall assist COLEY by obtaining or providing such information as may be necessary for United States foreign tax credit purposes.

4.3 COLEY shall not disclose the contents of any report provided by QIAGEN hereunder to any third party without the prior written consent of QIAGEN, which consent shall not be unreasonably withheld, except to the extent that disclosure of any such information shall be required by government agencies.

ARTICLE 5

RECORD KEEPING

QIAGEN shall keep, and shall require its AFFILIATES and sublicensees to keep, accurate and correct records of PRODUCTS made, used, imported or sold under this Agreement, appropriate to determine the amount of royalties due hereunder to QIAGEN. Such records shall be retained for at least three (3) years following a given reporting period. They shall be available during normal business hours for inspection at the expense of COLEY by COLEY’s Internal Audit Department or by a Certified Public Accountant selected by COLEY and approved by QIAGEN for the sole purpose of verifying reports and payments hereunder. Such accountant shall not disclose to COLEY any information other than information relating to accuracy of reports and payments made under this Agreement. In the event that any such inspection shows an underreporting and underpayment in excess of [****] percent ([*]%) for any twelve (12) month period, then QIAGEN shall pay the cost of such examination as well as any additional sum that would have been payable to COLEY had the QIAGEN reported correctly, plus interest.

ARTICLE 6

FILING, PROSECUTION AND MAINTENANCE OF PATENTS

6.1 COLEY shall have responsibility for the preparation, filing, prosecution and maintenance of any and all patent applications and patents included in PATENT RIGHTS. COLEY shall promptly inform QIAGEN regarding all matters directly pertaining to prosecution of PATENT RIGHTS in the FIELD, and shall seek QIAGEN’s counsel concerning all proposed courses of action affecting the scope of PATENT RIGHTS in the FIELD, including but not limited to in which countries patent prosecution should be obtained and all proposed courses of action in any interference proceedings. COLEY shall provide QIAGEN sufficient opportunity to comment on any document that COLEY intends to file or to cause to be filed with the relevant intellectual property or patent office relating directly to PATENT RIGHTS in the FIELD.

6.2 If COLEY elects to no longer pay the expenses of prosecution or maintenance of a patent application or patent included with PATENT RIGHTS, COLEY shall notify QIAGEN not less than sixty (60) days prior to such action and shall thereby allow QIAGEN to directly assume COLEY’s responsibilities with respect thereto. Any payments which would have been due COLEY under Article 3 shall not longer be paid by QIAGEN for such PATENT RIGHTS so assumed by QIAGEN.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARTICLE 7

MARKING

7.1 If a PATENT RIGHT has been or is subsequently issued to COLEY or its licensors covering any feature or features of the PRODUCTS, QIAGEN agrees to mark each and every package, package insert, product information package or container in which the PRODUCTS are used or sold by or for QIAGEN with marking complying with the provisions of Title 35, U.S. Code, Section 287, if required, or any future equivalent provisions of the United States relating to the marking of patented devices, or with marking complying with the law of the country where the PRODUCTS are shipped, used or sold.

ARTICLE 8

INFRINGEMENT

8.1 With respect to any PATENT RIGHTS under which QIAGEN is exclusively licensed pursuant to this Agreement, QIAGEN shall, subject to COLEY’s prior written approval, which approval shall not be unreasonably withheld, have the right to prosecute in its own name and at its own expense any infringement of such patent relating solely to the FIELD. QIAGEN agrees to notify COLEY promptly of each infringement of such patents of which QIAGEN is or becomes aware. Before QIAGEN commences an action with respect to any infringement in the FIELD of such patents, QIAGEN shall give careful consideration to the views of COLEY in making its decision whether or not to sue, and shall accede to any reasonable request from COLEY to abstain from any such suit, provided that QIAGEN shall in exchange be granted reasonable relief from its obligations hereunder in light of any such continuing infringement in the FIELD.

8.2 If QIAGEN elects to sue for patent infringement, COLEY agrees to be named as nominal third party plaintiff if necessary to the commencement of any such action, and further agrees to provide any information available to QIAGEN and needed by QIAGEN in prosecuting such action. QIAGEN shall reimburse COLEY for any costs it incurs as part of an action brought by QIAGEN, irrespective of whether COLEY shall become a co-plaintiff.

8.3 If QIAGEN elects to commence an action as described above, QIAGEN may reduce, by up to [****] percent ([**]%), the royalty due to COLEY earned under the patent subject to suit by [****] percent ([**]%) of the amount of the expenses and costs of such action, including attorney fees. In the event that such [****] percent ([**]%) of such expenses and costs exceed the amount of royalties withheld by QIAGEN for any calendar year, QIAGEN may to that extent reduce the royalties due to COLEY from QIAGEN in succeeding calendar years, but never by more than [****] percent [**]%) of the royalty otherwise due in any one year.

8.4 No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of COLEY, which consent shall not be unreasonably withheld.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

8.5 Recoveries or reimbursements from such action shall first be applied to reimburse QIAGEN for litigation costs not paid from royalties and then to reimburse COLEY for royalties withheld. Any remaining recoveries or reimbursements shall be retained by QIAGEN.

8.6 In the event that QIAGEN elects not to exercise its right to prosecute an infringement in the FIELD of the PATENT RIGHTS pursuant to the above paragraphs, COLEY may do so at its own expense, controlling such action and retaining all recoveries therefrom.

8.7 If a declaratory judgment action alleging invalidity of any of the PATENT RIGHTS shall be brought against QIAGEN or COLEY, then COLEY, at its sole option, shall have the right to intervene and take over the sole defense of the action at its own expense.

8.8 COLEY shall have no obligation to defend any action for infringement brought against QIAGEN by a third party. In the event QIAGEN is sued by a third party, and as a result of the settlement of such suit is required to pay a royalty to a third party on a LICENSED PRODUCT due to any aspect of the LICENSED PRODUCT which is also covered by the PATENT RIGHTS, the amount of royalty paid will be deducted from the royalty payment due to COLEY for that LICENSED PRODUCT up to a maximum of [****] percent ([**]%) of the royalty payment otherwise due COLEY.

ARTICLE 9

TERMINATION OF AGREEMENT

9.1 Upon any termination of this Agreement, and except as provided herein to the contrary, all rights and obligations of the Parties hereunder shall cease, except as follows:

(a)	COLEY’s right to receive or recover and QIAGEN’s obligation to pay royalties accrued or accruable for payment at the time of any termination;

(b)	QIAGEN’s obligation to maintain records and COLEY’s right to conduct a final audit as provided in Article 5 of this Agreement; and

(c)	Any cause of action or claim of either party, accrued or to accrue because of any breach or default by the other party.

9.2 In the event QIAGEN fails to make payments due hereunder, COLEY shall have the right to terminate this Agreement upon forty-five (45) days’ written notice, unless QIAGEN makes such payments plus interest within the forty-five (45) day notice period or unless any such payment is contested in good faith, in which event COLEY shall not have the right to terminate this Agreement until the matter is resolved and QIAGEN still fails to make any such payment. If payments are not so made, COLEY may immediately terminate this Agreement.

9.3 In the event that QIAGEN shall be in default in the performance of any obligations under this Agreement (other than as provided in Paragraph 9.2 above which shall take precedence over any other default), and if the default has not been remedied within ninety (90) days after the date of notice in writing of such default, COLEY may terminate

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

this Agreement immediately by written notice, unless any such obligation is contested in good faith, in which event COLEY shall not have the right to terminate this Agreement until the matter is resolved and QIAGEN still fails to perform any such obligation.

9.4 In the event that QIAGEN shall become insolvent, shall make an assignment for the benefit of creditors, or shall have a petition in bankruptcy filed for or against it, which petition shall remain unstayed for a period of ninety (90) days, COLEY shall have the right to terminate this entire Agreement immediately upon giving QIAGEN written notice of such termination.

9.5 In the event the license granted to QIAGEN hereunder terminates for any reason, any further sublicenses granted by QIAGEN under this Agreement shall continue; provided that, such sublicensee agrees in writing that COLEY is entitled to enforce such agreements directly against such sublicensee.

9.6 QIAGEN shall have the right to terminate this Agreement at any time by giving ninety (90) days advance written notice to COLEY to that effect. Upon termination, a final report shall be submitted and any royalty payments due to COLEY shall become immediately payable.

9.7 QIAGEN shall have the right during a period of six (6) months following the effective date of any termination to sell or otherwise dispose of the PRODUCT existing at the time of such termination, and shall make a final report and payment of all royalties related thereto within sixty (60) days following the end of such period or the date of the final disposition of such inventory, whichever first occurs.

ARTICLE 10

ASSIGNMENT

10.1 The rights and licenses granted by COLEY in this agreement are specific and, except as provided in Section 10.2, may not be assigned or otherwise transferred to any party other than to an AFFILIATE of QIAGEN without the prior written approval of COLEY, which approval shall not be unreasonably withheld; provided, however, that QIAGEN, without such approval, may assign subject to Public Law 96-517 and Public Law 98-620, all of its rights hereunder to the acquiring party in connection with the transfer of all or substantially all of its business and assets to which this agreement relates to an acquiring party or in the event of its merger or consolidation with that acquiring party, if and only if the assignee shall assume all obligations of QIAGEN under this Agreement. Any attempted assignment or transfer without any such approval, if required, shall be null and void.

10.2 COLEY and QIAGEN acknowledge that it is QIAGEN’s intent to incorporate as a new corporate entity, PECURA, which is currently operated as a division of QIAGEN. The newly incorporated PECURA may or may not be an AFFILIATE of QIAGEN. COLEY hereby agrees to approve the assignment of this License Agreement to PECURA provided that PECURA agrees in writing to assume all obligations of QIAGEN under this Agreement. This Agreement shall be binding upon and inure to the benefit of each party to this Agreement, its AFFILIATES, and its permitted successors and assigns. COLEY and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

QIAGEN shall be responsible for the compliance by its AFFILIATES with the terms and conditions of this Agreement.

ARTICLE 11

REPRESENTATIONS AND WARRANTIES: LIMITATIONS

11.1 Nothing in this agreement shall be construed as:

(a)	A warranty or representation by COLEY as to the validity or scope of any PATENT RIGHT; or

(b)	A warranty or representation that anything made, used or sold under the license granted in this Agreement is or will be free from infringement of patents owned by third parties; or

(c)	Conferring a right to use in advertising, publicity or otherwise the name of COLEY, or the inventors, unless COLEY has specifically approved the same in writing.

11.2 COLEY represents that; to the best of its knowledge, any patents issued in respect of the PATENT RIGHTS will, when issued, be free of any restrictions except for any residual rights held by the U.S. Government under the Federal Patent Policy as a result of previous or present sponsorship.

11.3 COLEY EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED OR EXPRESS WARRANTIES AND MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PATENT RIGHTS, BIOLOGICAL MATERIAL, INFORMATION SUPPLIED BY QIAGEN, LICENSED PROCESSES OR PRODUCTS CONTEMPLATED BY THIS AGREEMENT. COLEY assumes no responsibilities whatever with respect to design, development manufacture, use, sale or other disposition by QIAGEN or its AFFILIATES of PRODUCTS or LICENSED PROCESSES. The entire risk as to the design, development, manufacture, offering for sale, sale, or other disposition and performance of PRODUCTS and LICENSED PROCESSES by QIAGEN or its AFFILIATES is assumed by QIAGEN and AFFILIATES.

ARTICLE 12

GENERAL

12.1 (a)	QIAGEN, its AFFILIATES and sublicensees, shall indemnify, defend and hold harmless COLEY its current or former directors, officers, employees, and agents and their respective successors, heirs and assigns (the “Indemnities”), against any liability, damage, loss or expenses (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Indemnities or any one of them in connection with any claims, suits, actions, demands or judgments arising out any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product, process or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

service made, used or sold by QIAGEN, or its AFFILIATES or sublicensees pursuant to any right or license granted under this Agreement.

(b)	QIAGEN agrees, at its own expense, to provide attorneys reasonably acceptable to COLEY to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

(c)	Beginning at the time as any such product, process or service is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by QIAGEN or by a sublicensee, AFFILIATE or agent of QIAGEN, QIAGEN shall, at its sole cost and expense procure and maintain comprehensive general liability insurance in amounts not less than $[****] per incident and $[*******] annual aggregate and naming the Indemnitees as additional insureds. During clinical trials of any such product, process or service QIAGEN shall, at its sole cost and expense, procure and maintain comprehensive general liability insurance in such equal or lesser amounts as COLEY shall require, naming the Indemnitees as additional insureds. Such comprehensive general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for COLEY’s indemnification under this Agreement. If QIAGEN elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $[******] annual aggregate) such self-insurance program must be acceptable to COLEY. The minimum amounts of insurance coverage required shall not be construed to create a limit of QIAGEN’s liability with respect to its indemnification under this Agreement.

(d)	QIAGEN shall provide COLEY with written evidence of such insurance upon request of COLEY. QIAGEN shall provide COLEY with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if QIAGEN does not obtain replacement insurance providing comparable coverage within such fifteen (15) day period, COLEY shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

(e)    QIAGEN shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any product, process, or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold by QIAGEN or by a sublicensee, AFFILIATE or agent of QIAGEN and (ii) a reasonable period after the period referred to in (e)(i) above which in no event shall be less than fifteen (15) years.

12.2 In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, the Parties shall try to settle such conflicts amicably between themselves. Subject to the limitation stated in the final sentence of this section, any such conflict which the Parties are unable to resolve shall be settled through arbitration conducted in accordance with the rules of the American Arbitration Association. The demand for arbitration shall be filed within a reasonable time after the controversy or claim has arisen, and in no event after the date upon which institution of legal proceedings

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

based on such controversy or claim would be barred by the applicable statutes of limitation. Such arbitration shall be held in London, England, unless otherwise agreed by the Parties. The award through arbitration shall be final and binding. Either Party may enter any such award in a court having jurisdiction or may make application to such court for judicial acceptance of the award and an order of enforcement, as the case may be. Notwithstanding the foregoing, either Party may, without recourse to arbitration, assert against the other Party a third-party claim or cross-claim in any action brought by a third party, to which the subject matter of this Agreement may be relevant.

12.3 Should a court of competent jurisdiction later consider any provision of this Agreement to be invalid, illegal, or unenforceable, it shall be considered severed from this Agreement, and it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby. It is further the intention of the Parties that in lieu of each such provision which is invalid, illegal or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the Parties, but which shall be valid, legal and enforceable.

12.4 No waiver by a Party of any breach of this Agreement, no matter how long continuing or how often repeated, shall be deemed a waiver of any subsequent breach thereof, nor shall any delay or omission on the part of a Party to exercise any right, power or privilege hereunder be deemed a waiver of such right, power or privilege.

12.5 The relationship between the Parties is that of independent contractor and contractee. QIAGEN shall not be deemed to be an agent of COLEY in connection with the exercise of any rights hereunder, and shall not have any right or authority to assume or create any obligation or responsibility on behalf of COLEY.

12.6 No Party hereto shall be deemed to be in default of any provision of this Agreement, or for any failure in performance, resulting from acts or events beyond the reasonable control of such Party, such acts of God, acts of civil or military authority, civil disturbance, war, strikes, fires, power failures, natural catastrophes or other “force majeure” events.

ARTICLE 13

NOTICES; APPLICABLE LAW

13.1 Any notice, report or payment provided for in this Agreement shall be deemed sufficiently given if in writing and when sent by express courier, certified or registered mail addressed to the Party for whom intended at the address set forth below, or to such address as either Party may hereafter designate in writing to the other.

(a)	For COLEY:	Coley Pharmaceutical Group, Inc. 93 Worcester Road, Suite 101 Wellesley, Massachusetts 02481 USA Attn: Robert Bratzler, CEO

(b)	For QIAGEN:	QIAGEN GmbH QIAGEN-Strasse 1 40724 Hilden GERMANY Attn: Peer Schatz, Chief Financial Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

13.2 This Agreement shall be construed, interpreted and applied in accordance with the laws of the COMMONWEALTH of Massachusetts without regard to its conflict of law rules.

13.3 QIAGEN agrees to comply with all laws and regulations applicable to the subject matter of this Agreement. In particular; it is understood and acknowledged that the transfer of certain commodities and technical data is subject to United States laws and regulations controlling the export of such commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce. These laws and regulations among other things, prohibit or require a license for the export of certain types of technical data to certain specified countries. QIAGEN hereby agrees and gives written assurance that it will comply with all United States laws and regulations controlling the export of commodities and technical data, that it will be solely responsible for any violation of such by QIAGEN or its AFFILIATES or sublicensees, and that it will defend and hold COLEY harmless in the event of any legal action of any nature occasioned by such violation.

ARTICLE 14

INTEGRATION

14.1 This Agreement constitutes the final and entire agreement between the Parties, and supersedes all prior written agreements with respect to the subject matter hereof, and any prior or contemporaneous oral understanding regarding the subject matter hereof. Any representation, promise or condition in connection with such subject matter which is not incorporated in this Agreement shall not be binding on either party. No modification, renewal, extension or termination of this Agreement or any of its provisions shall be binding upon the party against whom enforcement of such modification, renewal, extension or termination is sought, unless made in writing and signed on behalf of such Party by a duly authorized officer.

[Remainder of Page Intentionally Left Blank]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IN WITNESS WHEREOF, each of the Parties have caused this Agreement to be executed by its duly authorized representative.

Signed as of the 9th day of July, 2003		Signed as of the 11th day of July, 2003

LICENSOR		LICENSEE
COLEY PHARMACEUTICAL GROUP, Inc.		QIAGEN GmbH

By:	/s/ Robert Bratzler	By:	/s/ Peer Schatz
	Robert Bratzler		Peer Schatz
	CEO		Chief Financial Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A List of Patent Rights

APPENDIX A

License Rights

UNIVERSITY OF IOWA RESEARCH FOUNDATION

WG&S ID	UIRF ID	MISC 1D	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[*********]	[*********] [*********]		[*********]	[*********] [*********]			[*********] [*********]	[*********] [*********]

[*********] [*********] [*********] [*********]	[*******]		[*********] [*********] [*********] [*********]	[*********] [*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********]	[*********] [*********] [*********] [*********]

[*********]	[********]]		[*********]	[*********] [*********]			[*********] [*********]	[*********] [*********]

[*********]	[*********]		[*********] [*********]	[*********]			[*********] [*********]	[*********] [*********]

[*********] [*********] [*********] [*********] [*********] [*********] [*********] [*********]	[*********] [*********] [*********]		[*********] [*********] [*********] [*********] [*********] [*********] [*********] [*********]	[*********] [*********] [*********] [*********] [*********] [*********] [*********] [*********]	[*********] [*********] [*********] [*********] [*********]		[*********] [*********]	[*********] [*********] [*********] [*********] [*********] [*********] [*********] [*********]

[*********] [*********] [*********] [*********]	[********]		[*********] [*********] [*********] [*********]	[*********] [*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********] [*********]

[*********] [*********]	[********]		[*********] [*********]	[*********] [*********]			[*********] [*********]	[*********] [*********]

[*********] [*********] [*********]	[*********] [*********] [*********]		[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********]	[*********] [*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********]

[*********]	[*********] [*********]		[*********]	[*********]		[*********] [*********]	[*********] [*********] [*********] [*********]

[*********]			[*********]	[*********]		[*********] [*********]	[*********] [*********] [*********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A List of Patent Rights

UNIVERSITY OF IOWA RESEARCH FOUNDATION

WG&S ID	UIRF ID	MISC ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[*********]			[*********]	[*********]	[*********]	[*********]		[*********]

[*********]			[*********]	[*********]

[*********]			[*********]	[*********]

[*********]	[*********]		[*********]	[*********]

[*********]	[*********]		[*********] [*********]	[*********]

[*********] [*********] [*********] [*********] [*********]	[*********]		[*********] [*********] [*********] [*********] [*********]	[*********]	[*********]	[*********]	[*********]	[*********]

[*********]	[*********]		[*********]	[*********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A List of Patent Rights

UNIVERSITY OF IOWA RESEARCH FOUNDATION

WG&S ID	UIRF ID	MISC ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS

[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]

[*********]	[*********]

[*********]
[*********]
[*********]
[*********]
[*********]

[*********]
[*********]
[*********]
[*********]
[*********]

[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]

[*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********]	[*********]

[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[********************]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]
[*********]

[*********]	[*******]		[*********]	[*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********] [*********]	[*********] [*********]

[*********]	[*******]		[*********]	[*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********]

[*********]	[*******]		[*********]	[*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********]	[*********] [*********]

[*********]	[********] [*******]		[*********]	[*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********]

[*********]	[*********]		[*********]	[*********]	[*********]	[*********]	[*********]	[*********]
	[******]				[*********]	[*********]	[*********]	[*********]
					[*********]	[*********]	[*********]

[*********]	[******]		[*********]	[*********]	[*********]	[*********]	[*********]	[*********]
	[*******]				[*********]	[*********]	[*********]	[*********]
	[*********]				[*********]	[*********]
					[*********]	[*********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A List of Patent Rights

UNIVERSITY OF IOWA RESEARCH FOUNDATION

WG&S ID	UIRF ID	MISC ID	SN		INVENTORS	ASSIGNEES	TITLE	STATUS

[*************]	[****]		[*************]	[****]	[******]	[*****]	[********** *********]	[*********] [*****************]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[******** ******]	[*********]

[****] [****] [****] [****]			[*************]	[****]	[******]	[*****]	[******** ******]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[*******] [********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********] [*********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********] [**********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********] [**********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********] [**********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********] [**********]

[*************]			[*************]	[****]	[******]	[*****]	[******** ******]	[********] [**********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********] [**********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********] [**********]

[*************]	[****]		[*************]	[****]	[******]	[*****]	[*******]	[********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A List of Patent Rights

OTTAWA HEALTH RESEARCH INSTITUTE

WG&S ID	UIRF ID	MISC ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[*********]			[*********]	[*********]	[*********] [*********]	[*********] [*********]	[*********] [*********]	[*********]
[*********]			[*********]	[*********]	[*********]	[*********]	[*********]	[*********]
[*********]			[*********]		[*********]	[*********]	[*********]	[*********]
[*********]			[*********]					[*********]
[*********]			[*********]					[*********]
[*********]			[*********]					[*********]
[*********]			[*********]					[*********] [*********]
[*********]			[*********]					[*********]
[*********]			[*********]					[*********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A List of patent Rights COLEY PHARMACEUTICAL GmbH
WG&S ID	MISC ID	SN		INVENTORS	ASSIGNEES	TITLE	STATUS
[*********]		[*********]	[*********]	[*********] [*********]	[*********] [*********]	[*********] [*********] [*********] [*********]	[*********]

[*********] [*********] [*********] [*********] [*********] [*********] [*********]		[*********] [*********] [*********] [*********] [*********] [*********] [*********]	[*********]	[*********] [*********]	[*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********] [*********] [*********] [*********] [*********]

[*********]		[*********]	[*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********] [*********] [*********]	[*********]

[*********] [*********] [*********] [*********] [*********]		[*********]	[*********]	[*********] [*********] [*********]		[*********] [*********] [*********]	[*********]

[*********]		[*********]	[*********]	[*********] [*********] [*********] [*********] [*********] [*********]	[*********] [*********] [*********] [*********] [*********] [*********]	[*********] [*********] [*********]	[*********]

[*********]		[*********]	[*********]	[*********] [*********] [*********] [*********]	[*********] [*********] [*********] [*********]	[*********] [*********]	[*********]

[*********]		[*********]	[*********]	[*********] [*********] [*********] [*********] [*********] [*********] [*********]	[*********] [*********] [*********] [*********] [*********] [*********] [*********]	[*********] [*********] [*********]	[*********]

[*********]		[*********]	[*********]	[*********] [*********]	[*********] [*********]	[*********] [*********] [*********] [*********]	[*********]

[*********]			[*********]	[*********] [*********] [*********]	[*********]	[*********] [*********]	[*********] [*********] [*********]

[*********]			[*********]	[*********] [*********] [*********]	[*********]	[*********] [*********]	[*********][*********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A List of Patent Rights

COLEY PHARMACEUTICAL GROUP, INC.

W C&S ID	MISC ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[*********]		[*********]	[*********]				[*********]

[*********] [*********]		[*********] [*********]	[*********] [*********]				[*********] [*********]

[*********] [*********]		[*********] [*********]	[*********] [*********]				[*********] [*********]

[*********]		[*********]	[*********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPENDIX B

EXCLUDED OLIGONUCLEOTIDES

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[*********************************************************************************]

[*************************]

[************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPENDIX C

PERMITTEED OLIGONUCLEOTIDES

CpG-ODN	Sequence	Length	Backbone
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]
[****]	[****************************]	[**]	[**]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.